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                                                                    EXHIBIT 99.6



                             LETTER OF TRANSMITTAL

                      REORGANIZATION OF LIBERTE INVESTORS

               KEYCORP SHAREHOLDER SERVICES, INC., EXCHANGE AGENT

                 On ___________, 1996, Liberte Investors, a Massachusetts business trust (the "Trust"), reorganized into Liberte Investors Inc., a Delaware corporation (the "Company"). Pursuant to the terms of the Plan of Reorganization, the Trust's shares of beneficial interest (the "Beneficial Shares") are to be exchanged for the shares of the Company's common stock, par value $.01 per share ("Common Stock"), on a one-for-one basis.

                 Each registered holder of Beneficial Shares as of the effective time of the reorganization should complete a Letter of Transmittal with respect to its Beneficial Share certificates. If, however, such a registered holder has endorsed a Beneficial Share certificate to another person, the endorsee should complete the Letter of Transmittal. In either case, the person signing this Letter of Transmittal represents and warrants that it has full power and authority to execute and deliver this Letter of Transmittal and deliver the Beneficial Share certificates described below.

- --------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF BENEFICIAL SHARES
- --------------------------------------------------------------------------------------------------------------------
      Name and Address of the Registered Holder of Beneficial Shares         Beneficial Share Certificates Enclosed
                                                                             (Attach signed addendum, if necessary)
- --------------------------------------------------------------------------------------------------------------------
                                                                                                         Number
                                                                                                      of Beneficial
                                                                                                         Shares
                                                                               Certificate             Represented
                                                                                  Number             by Certificate
                                                                             ---------------------------------------

                                                                             ---------------------------------------

                                                                             ---------------------------------------

                                                                             ---------------------------------------
                                                                               Total Shares
- --------------------------------------------------------------------------------------------------------------------


                 The Exchange Agent will deliver a Common Stock certificate to you at the address stated above, unless you indicate otherwise in the boxes below entitled "Special Issuance Instructions" or "Special Delivery Instructions." In addition, unless you contact the Exchange Agent and provide instructions to the contrary, the Exchange Agent will only deliver one Common Stock certificate to you for the total number of shares to which this Letter of Transmittal relates.




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
           -------------------------------------------------   ---------------------------------------------------
                    SPECIAL ISSUANCE INSTRUCTIONS                       SPECIAL DELIVERY INSTRUCTIONS
                  Certificate Issued to a Designee                        Certificate Issued to You
                       (See Instruction No. 3)                             (See Instruction No. 3)
           -------------------------------------------------   ---------------------------------------------------
                    If you desire the Exchange Agent to             If you desire the Exchange Agent to issue
            issue the Common Stock certificate to a              the Common Stock certificate to you, but
            person other than you (the "Designee"),              deliver such certificate to someone other
            please give the Designee's name, address,            than you or to you at an address other than
            and telephone number below:                          the address shown above, please give such
                                                                 name and address below:

            Name:                                                Name:
                 ----------------------------------------             ----------------------------------------
            Address:                                             Address:
                   --------------------------------------               --------------------------------------

            ---------------------------------------------        ---------------------------------------------

            ---------------------------------------------        ---------------------------------------------
            Telephone No:
                          -------------------------------
           -------------------------------------------------   ---------------------------------------------------

         Please complete, sign, and date the "Signature" box below. Your signature must appear exactly as it appears on the Beneficial Share certificates described above or the endorsement on such certificates, respectively. When Beneficial Share certificates are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney- in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

         If you have completed either the "Special Issuance Instructions" box or the "Special Delivery Instructions" box above and you are not an Eligible Institution, you must have your signature guaranteed by an Eligible Institution that is a member of: (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program, or (c) the Stock Exchange Medallion Program (collectively, the "Medallion Programs").

         An "Eligible Institution" is: (a) a firm that is a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or (b) a commercial bank or trust company that has an office or correspondent in the United States of America.





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
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
                                                        SIGNATURE
                Name:
                              -----------------------------------------------------------------------
                Address:
                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------
                Telephone No.:
                              -----------------------------------------------------------------------
                Signature:
                              -----------------------------------------------------------------------
                Title:
                              -----------------------------------------------------------------------
                Date:
                              -----------------------------------------------------------------------

                                                   SIGNATURE GUARANTEE

                Name of Eligible Institution:
                                             --------------------------------------------------------
                Address:
                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------

                              -----------------------------------------------------------------------
                Telephone No.:
                              -----------------------------------------------------------------------
                Authorized Signature:
                                     ----------------------------------------------------------------
                Date:
                              -----------------------------------------------------------------------
             ------------------------------------------------------------------------------------------





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                             INSTRUCTIONS AND TERMS

                 1. ACCEPTANCE OF THIS LETTER OF TRANSMITTAL. The Exchange Agent will only accept this Letter of Transmittal if it determines, in its sole discretion, that this Letter of Transmittal is valid and proper. If the Exchange Agent rejects this Letter of Transmittal as invalid or improper, the Exchange Agent will return it to you along with a letter describing the deficiencies in it.

                 2. PERSONS AUTHORIZED TO EXECUTE THIS LETTER OF TRANSMITTAL. The only persons who may execute this Letter of Transmittal and deliver it along with the respective Beneficial Share certificates are: (a) persons who are the registered holders of Beneficial Shares as of the effective time of the reorganization, and (b) persons to whom such a registered holder has properly endorsed the Beneficial Share certificates described above. The signature of any registered holder that endorses Beneficial Shares to another person must appear on such endorsement exactly as it appears on the face of the respective Beneficial Share certificate.

                 3. GUARANTEE OF SIGNATURE. If you complete either the "Special Issuance Instructions" box or the "Special Delivery Instructions" box and you are not an Eligible Institution, you must have an Eligible Institution that is a member of a Medallion Program guarantee your signature.

                 4. BENEFICIAL SHARE CERTIFICATES. The Beneficial Share certificates with respect to which this Letter of Transmittal relates must accompany this Letter of Transmittal. If you have lost your certificates, please contact the Exchange Agent for assistance.

                 5. METHOD OF DELIVERY. You may use the accompanying self-addressed envelope to return this Letter of Transmittal and the respective Beneficial Share certificates to the Exchange Agent. The method of delivery, however, is at your sole risk and option. All documents will be considered delivered only when the Exchange Agent actually receives them. The Exchange Agent encourages you to mail your Letter of Transmittal and Beneficial Share certificates by certified mail properly insured, with return receipt requested.

                 6. TRANSFER TAXES. The registered holders of Beneficial Shares as of the effective time of the reorganization will not be responsible for the payment of any transfer or similar taxes with respect to the exchange of their Beneficial Share certificates for a Common Stock certificate. Any person to whom such a registered holder has endorsed a Beneficial Share certificate and any Designee, however, will be responsible for paying any such taxes.

                 7. FURTHER ASSURANCES. You agree to execute and deliver to the Exchange Agent any additional documents necessary or desirable to perfect the exchange of the Beneficial Share certificates described above for a Common Stock certificate.

                 8. SUCCESSORS. This Letter of Transmittal shall be binding upon you and your administrators, assigns, heirs, representatives, and successors, and shall not be affected by, and shall survive, your death or incapacity.

                 9. SURVIVABILITY. The terms of this Letter of Transmittal shall survive the exchange of your Beneficial Share certificates described above for a Common Stock certificate.





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                 10.      INADEQUATE SPACE.  If the space provided in this
Letter of Transmittal is inadequate for any purpose, please attach a separate signed addendum.

                 11. FURTHER INFORMATION. Please direct all questions and requests for assistance with respect to this Letter of Transmittal to the Exchange Agent at the address and telephone number set forth below.

                                TAX INFORMATION

                 You must provide the Exchange Agent with your correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 set forth below. If you are an individual, your TIN is your social security number.

                 On the Substitute Form W-9, you must certify under penalties of perjury that: (a) your TIN is correct, and (b) you are not subject to backup withholding, either because the Internal Revenue Service ("IRS") has not notified you that you are subject to backup withholding as a result of a failure to report interest or dividends or because the IRS has notified you that you are no longer subject to backup withholding. If the IRS has notified you that you are subject to backup withholding because of underreporting of interest or dividends, you must cross out item (2) in the "Certification" section of the Substitute Form W-9. If subsequently, however, the IRS notifies you that you are no longer subject to backup withholding, you should not cross out item (2).

                 Exempt persons, which include all corporations and certain foreign individuals, are not subject to the backup withholding and reporting requirements. An exempt person should furnish its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign and date the form. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such person must also submit to the Exchange Agent with this Letter of Transmittal a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such person's foreign status.

                 If you are required to provide a TIN, but have not been issued a TIN and have applied for one, or intend to apply for one in the near future, you should write "Awaiting TIN" on the line of the Substitute Form W-9 requiring a TIN.

                 If you do not provide the Exchange Agent with your correct TIN, you may be subject to a $50 penalty that the IRS imposes. Failure to comply truthfully with the backup withholding certification requirements may also result in the imposition of criminal and civil fines and penalties.





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
         -----------------------------------------------------------------------------------------------------
           SUBSTITUTE                    PART I - PLEASE PROVIDE YOUR TAX-PAYER      Social Security Number
           FORM W-9                      IDENTIFICATION NUMBER IN THE BOX AT
                                         RIGHT AND CERTIFY BY SIGNING AND         ----------------------------
                                         DATING BELOW.                                         OR
                                                                                     Employer Identification
                                                                                             Number
                                         ---------------------------------------------------------------------
           DEPARTMENT OF THE TREASURY,    PART II  - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE TAX
           INTERNAL REVENUE SERVICE       INFORMATION ABOVE AND GUIDELINES FOR CERTIFICATION OF TAXPAYER
           PAYER'S REQUEST FOR            IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 ENCLOSED HEREWITH AND
           TAXPAYER IDENTIFICATION        COMPLETE AS INSTRUCTED THEREIN.
           NUMBER (TIN)
         -----------------------------------------------------------------------------------------------------
           CERTIFICATION - Under penalties of perjury, I certify that:

             (1) The number shown on this form is my correct taxpayer identification number or a taxpayer identification number has not been issued to me and either:  (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                 Internal Revenue Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

             (2) I am not subject to backup withholding either because I have not been notified by the
                 Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or the Service has notified me that I am no longer subject to backup withholding.

           CERTIFICATION INSTRUCTION - You must cross out item (2) above if you have been notified by the
           Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return unless you received a subsequent notification from the Service stating  that you are no longer subject to backup withholding.
         -----------------------------------------------------------------------------------------------------
           SIGNATURE:                                                   DATE:
         -----------------------------------------------------------------------------------------------------

           Please deliver this completed Letter of Transmittal and the related Beneficial Share Certificates to:

                       KEYCORP SHAREHOLDER SERVICES, INC.
                          HAND OR OVERNIGHT DELIVERY:
                              4900 Tiedemann Road
                           Brooklyn, Ohio 44144-2302
                        Attn:  Reorganization Department
                                     MAIL:
                                 P.O. Box 6477
                           Cleveland, Ohio 44101-1477
                        Attn:  Reorganization Department
                                (OH-01-49-0120)
                               TELEPHONE NUMBER:
                                 1-800-527-7844





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